Exhibit 99.1

NEWS RELEASE

NuVasive Announces Second Quarter 2020 Financial Results

SAN DIEGO – August 4, 2020 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended June 30, 2020.

Second Quarter 2020 Highlights

•	Net sales decreased -30.3% to $203.6 million, or -30.2% on a constant currency basis;
•	GAAP operating margin of -18.3%; Non-GAAP operating margin of -9.8%; and
•	GAAP diluted net loss per share of -$0.98; Non-GAAP diluted net loss per share of -$0.40.

“NuVasive’s second quarter performance was consistent with the preliminary results reported last month, highlighted by significantly better-than-expected net sales as a result of the upward monthly volume trend experienced in June,” said J. Christopher Barry, chief executive officer of NuVasive. “While the Company continues to navigate the impact of the COVID-19 pandemic, execution on our long-term business strategy remains a top priority as we continue advancing key research and development projects, increasing the adoption of less invasive surgical procedures in spine and strengthening our capabilities to take share globally.”

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this news release. Additionally, NuVasive is not reinstituting its annual financial guidance as visibility for spine surgery volumes for the remainder of the year continues to be limited and the Company is unable to predict when or how quickly elective surgery volumes will recover.

Second Quarter 2020 Results

NuVasive reported second quarter 2020 total net sales of $203.6 million, a -30.3% decrease compared to $292.1 million for the second quarter 2019. On a constant currency basis, second quarter 2020 total net sales decreased -30.2% compared to the same period last year.

For the second quarter 2020, both GAAP and non-GAAP gross profit was $123.1 million and GAAP and non-GAAP gross margin was 60.5%. These results compared to GAAP and non-GAAP gross profit of $214.5 million and GAAP and non-GAAP gross margin of 73.4%, for the second quarter 2019.

The Company reported a GAAP net loss of -$50.0 million, or diluted net loss per share of -$0.98, for the second quarter 2020 compared to GAAP net income of $15.0 million, or diluted earnings per share of $0.29, for the second quarter 2019. On a non-GAAP basis, the Company reported a net loss of -$20.4 million, or diluted net loss per share of -$0.40, for the second quarter 2020 compared to non-GAAP net income of $32.8 million, or diluted earnings per share of $0.63, for the second quarter 2019.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company's website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating margin, which exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives and non-cash interest expense (excluding debt issuance cost). Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

	For the Three Months Ended June 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss)	Net (Loss)	Diluted EPS	Diluted WASO [7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$123,107	$(37,303)	$(50,015)	$(0.98)	51,224	$(50,015)
	% of revenue	60.5%	(18.3%)
	Amortization of intangible assets		12,675	12,675
	Litigation related expenses and settlements [1]		1,187	1,187			1,187
	Business transition costs [2]		874	874			874
	Purchase of in-process research and development [3]		1,011	1,011			1,011
	European medical device regulation [4]		1,683	1,683			1,683
	Non-cash interest expense on convertible notes			9,615
	Net loss recognized on change in fair value of derivatives [5]			12,301			12,301
	Tax effect of adjustments [6]			(9,697)
	Interest expense/(income), net						16,220
	Income tax benefit						(15,170)
	Depreciation and amortization						35,166
	Non-cash stock-based compensation						5,037
	Adjusted Non-GAAP	$123,107	$(19,873)	$(20,366)	$(0.40)	51,224	$8,294
	% of revenue	60.5%	(9.8%)				4.1%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]

Adjusted non-GAAP diluted WASO excludes the impact of all dilutive securities, including convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements, as the Company recognized a non-GAAP net loss.

	For the Six Months Ended June 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss) Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$311,123	$(8,984)	$(44,717)	$(0.87)	51,531	$(44,717)
	% of revenue	67.1%	(1.9%)
	Amortization of intangible assets		25,324	25,324
	Litigation related expenses and settlements [1]		4,290	4,290			4,290
	Business transition costs [2]		(566)	(566)			(566)
	Purchase of in-process research and development [3]		1,011	1,011			1,011
	European medical device regulation [4]		2,930	2,930			2,930
	Non-cash interest expense on convertible notes			15,339
	Net loss on strategic investments			1,411			1,411
	Net loss recognized on change in fair value of derivatives [5]			12,301			12,301
	Tax effect of adjustments [6]			(12,259)
	Interest expense/(income), net						27,006
	Income tax benefit						(10,343)
	Depreciation and amortization						70,138
	Non-cash stock-based compensation						2,179
	Adjusted Non-GAAP	$311,123	$24,005	$5,064	$0.10	52,148	$65,640
	% of revenue	67.1%	5.2%				14.2%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended June 30, 2019
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [5]	Net Income to Adjusted EBITDA
	Reported GAAP	$214,526	$30,197	$14,962	$0.29	52,460	$14,962
	% of revenue	73.4%	10.3%
	Amortization of intangible assets		12,277	12,277
	Litigation related expenses and settlements [1]		2,031	2,031			2,031
	Business transition costs [2]		1,646	1,646			1,646
	European medical device regulation [3]		1,400	1,400			1,400
	Non-cash interest expense on convertible notes			4,374
	Tax effect of adjustments [4]			(3,881)
	Interest expense/(income), net						9,323
	Income tax expense						5,921
	Depreciation and amortization						33,560
	Non-cash stock-based compensation						6,901
	Adjusted Non-GAAP	$214,526	$47,551	$32,809	$0.63	52,460	$75,744
	% of revenue	73.4%	16.3%				25.9%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of July 30, 2019, the Company estimated an annual tax rate of ~24% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Six Months Ended June 30, 2019
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [5]	Net Income to Adjusted EBITDA
	Reported GAAP	$414,808	$50,370	$24,348	$0.46	52,471	$24,348
	% of revenue	73.2%	8.9%
	Amortization of intangible assets		25,902	25,902
	Litigation related expenses and settlements [1]		5,077	5,077			5,077
	Business transition costs [2]		5,479	5,479			5,479
	European medical device regulation [3]		1,732	1,732			1,732
	Non-cash interest expense on convertible notes			8,693
	Tax effect of adjustments [4]			(10,814)
	Interest expense/(income), net						18,427
	Income tax expense						7,238
	Depreciation and amortization						67,614
	Non-cash stock-based compensation						12,618
	Adjusted Non-GAAP	$414,808	$88,560	$60,417	$1.15	52,471	$142,533
	% of revenue	73.2%	15.6%				25.1%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of July 30, 2019, the Company estimated an annual tax rate of ~24% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Investor Conference Call

NuVasive will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the second quarter 2020. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company's website at www.nuvasive.com. After the live webcast, the call will remain available on NuVasive's website through September 4, 2020. In addition, a telephone replay of the call will be available until August 11, 2020. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13704316.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care and change lives. The Company's less invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company’s comprehensive procedural portfolio includes access, implants and fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative monitoring service offerings. With more than $1 billion in net sales, NuVasive has approximately 2,800 employees and operates in more than 50 countries serving surgeons, hospitals and patients. For more information, please visit www.nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the second quarter 2020. The Company’s results for the second quarter 2020 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
(unaudited)	2020	2019	2020	2019
Net sales
Products	$183,664	$261,381	$418,351	$505,204
Services	19,948	30,724	45,142	61,677
Total net sales	203,612	292,105	463,493	566,881
Cost of sales (excluding below amortization of intangible assets)
Products	64,373	57,613	116,018	112,099
Services	16,132	19,966	36,352	39,974
Total cost of sales	80,505	77,579	152,370	152,073
Gross profit	123,107	214,526	311,123	414,808
Operating expenses:
Selling, general and administrative	126,444	152,853	256,675	297,929
Research and development	19,406	17,553	37,663	35,128
Amortization of intangible assets	12,675	12,277	25,324	25,902
Purchase of in-process research and development	1,011	—	1,011	—
Business transition costs	874	1,646	(566)	5,479
Total operating expenses	160,410	184,329	320,107	364,438
Interest and other expense, net:
Interest income	304	327	1,035	736
Interest expense	(16,524)	(9,650)	(28,041)	(19,163)
Other (expense) income, net	(11,662)	9	(19,070)	(357)
Total interest and other expense, net	(27,882)	(9,314)	(46,076)	(18,784)
(Loss) income before income taxes	(65,185)	20,883	(55,060)	31,586
Income tax benefit (expense)	15,170	(5,921)	10,343	(7,238)
Consolidated net (loss) income	$(50,015)	$14,962	$(44,717)	$24,348

Net (loss) income per share:
Basic	$(0.98)	$0.29	$(0.87)	$0.47
Diluted	$(0.98)	$0.29	$(0.87)	$0.46
Weighted average shares outstanding:
Basic	51,224	51,967	51,531	51,822
Diluted	51,224	52,460	51,531	52,471

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par values and share amounts)

	June 30, 2020	December 31, 2019
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$796,773	$213,034
Short-term marketable securities	130,054	—
Accounts receivable, net of allowances of $20,057 and $17,019, respectively	182,135	211,532
Inventory, net	312,205	312,419
Prepaid income taxes	18,655	10,434
Prepaid expenses and other current assets	17,693	16,917
Total current assets	1,457,515	764,336
Property and equipment, net	279,162	266,318
Intangible assets, net	177,607	201,092
Goodwill	559,088	561,064
Operating lease right-of-use assets	105,863	66,932
Deferred tax assets	10,036	9,162
Restricted cash and investments	1,494	1,494
Convertible note hedge derivative	44,936	—
Other assets	14,268	14,892
Total assets	$2,649,969	$1,885,290
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$103,821	$97,160
Contingent consideration liabilities	5,683	15,727
Accrued payroll and related expenses	41,892	86,458
Operating lease liabilities	7,502	5,567
Income tax liabilities	394	2,005
Senior convertible notes	634,142	—
Total current liabilities	793,434	206,917
Long-term senior convertible notes	746,719	623,298
Embedded conversion derivative	44,936	—
Deferred and income tax liabilities	9,657	14,655
Operating lease liabilities	114,881	73,153
Other long-term liabilities	45,452	52,060
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 120,000,000 shares authorized at June 30, 2020 and December 31, 2019, 57,779,397 and 57,524,658 issued and outstanding at June 30, 2020 and December 31, 2019, respectively	62	62
Additional paid-in capital	1,536,156	1,429,854
Accumulated other comprehensive loss	(12,175)	(9,418)
Retained earnings	37,758	82,475
Treasury stock at cost; 6,528,294 shares and 5,379,536 shares at June 30, 2020 and December 31, 2019, respectively	(666,911)	(587,766)
Total equity	894,890	915,207
Total liabilities and equity	$2,649,969	$1,885,290

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
(unaudited)	2020	2019
Operating activities:
Consolidated net (loss) income	$(44,717)	$24,348
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,138	67,614
Amortization of non-cash interest	18,573	10,494
Stock-based compensation	2,235	12,618
Reserves on current assets	33,148	8,267
Purchase of in-process research and development	1,011	—
Net loss on strategic investments	1,411	—
Net loss recognized on change in fair value of derivatives	12,301	—
Other non-cash adjustments	7,686	6,299
Deferred income taxes	(5,712)	5,721
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	25,132	(11,602)
Inventory	(32,997)	(31,856)
Prepaid expenses and other current assets	(2,727)	(2,811)
Accounts payable and accrued liabilities	1,319	9,166
Accrued payroll and related expenses	(44,388)	(3,699)
Income taxes	(9,306)	(1,128)
Net cash provided by operating activities	33,107	93,431
Investing activities:
Acquisitions and investments	—	(4,100)
Purchases of intangible assets	(2,490)	(6,827)
Purchases of property and equipment	(52,065)	(65,385)
Purchases of marketable securities	(130,096)	—
Net cash used in investing activities	(184,651)	(76,312)
Financing activities:
Proceeds from the issuance of common stock	3,871	3,888
Purchases of treasury stock	(79,026)	(11,702)
Payment of contingent consideration	(7,053)	(809)
Proceeds from issuance of convertible debt, net of issuance costs	874,404	—
Proceeds from sale of warrants	93,915	—
Purchases of convertible note hedges	(147,825)	—
Other financing activities	(2,307)	1,769
Net cash provided by (used in) financing activities	735,979	(6,854)
Effect of exchange rate changes on cash	(696)	271
Increase in cash, cash equivalents and restricted cash	583,739	10,536
Cash, cash equivalents and restricted cash at beginning of period	214,528	120,235
Cash, cash equivalents and restricted cash at end of period	$798,267	$130,771

###

Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Jessica Tieszen

NuVasive, Inc.

858-736-0364

media@nuvasive.com